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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22328

Columbia Seligman Premium Technology Growth Fund, Inc.
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts		02110
(Address of principal executive offices)		(Zip code)

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-612-671-1947

Date of fiscal year end:	December 31

Date of reporting period:	March 31, 2013

Item 1. Schedule of Investments.

Portfolio of Investments

Columbia Seligman Premium Technology Growth Fund

March 31, 2013 (Unaudited)

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value

Common Stocks 95.4%
CONSUMER DISCRETIONARY 0.7%
Diversified Consumer Services 0.2%
LifeLock, Inc. (a)	51,531	$496,244
Media 0.5%
News Corp., Class A	37,600	1,147,552
TOTAL CONSUMER DISCRETIONARY		1,643,796
INDUSTRIALS 0.4%
Commercial Services & Supplies 0.4%
Performant Financial Corp. (a)	74,390	913,509
TOTAL INDUSTRIALS		913,509
INFORMATION TECHNOLOGY 94.3%
Communications Equipment 7.3%
Cisco Systems, Inc.	327,200	6,841,752
QUALCOMM, Inc.	154,345	10,333,398
Radware, Ltd. (a)	13,554	511,392
Total		17,686,542
Computers & Peripherals 12.6%
Apple, Inc.	32,200	14,252,686
EMC Corp. (a)	243,400	5,814,826
NCR Corp. (a)	26,500	730,340
NetApp, Inc. (a)	250,300	8,550,248
SanDisk Corp. (a)	16,300	896,500
Total		30,244,600
Electronic Equipment, Instruments & Components 0.9%
Flextronics International Ltd. (a)	332,000	2,244,320
Internet Software & Services 4.8%
Google, Inc., Class A (a)	11,700	9,290,151
Tencent Holdings Ltd.	37,400	1,196,225
Yahoo!, Inc. (a)	42,000	988,260
Total		11,474,636
IT Services 4.8%
Global Payments, Inc.	32,900	1,633,814
Pactera Technology International Ltd, ADR (a)	166,640	1,069,829
Teradata Corp. (a)	6,000	351,060
Visa, Inc., Class A	15,900	2,700,456
Western Union Co. (The)	118,700	1,785,248
WNS Holdings Ltd., ADR (a)	275,351	4,058,674
Total		11,599,081

Issuer	Shares	Value

Common Stocks (continued)
INFORMATION TECHNOLOGY (CONTINUED)
Semiconductors & Semiconductor Equipment 27.6%
Advanced Micro Devices, Inc. (a)	625,880	$1,595,994
Avago Technologies Ltd.	142,600	5,122,192
Broadcom Corp., Class A	241,400	8,369,338
Cirrus Logic, Inc. (a)	38,700	880,425
Intersil Corp., Class A	60,600	527,826
KLA-Tencor Corp.	209,012	11,023,293
Lam Research Corp. (a)	302,137	12,526,600
Lattice Semiconductor Corp. (a)	118,300	644,735
Marvell Technology Group Ltd.	385,462	4,078,188
Microsemi Corp. (a)	224,900	5,210,933
NXP Semiconductor NV (a)	79,200	2,396,592
RDA Microelectronics, Inc.	29,709	276,591
Samsung Electronics Co., Ltd.	1,200	1,635,636
Skyworks Solutions, Inc. (a)	55,200	1,216,056
Spansion, Inc., Class A (a)	213,875	2,752,571
Teradyne, Inc. (a)	492,800	7,993,216
Total		66,250,186
Software 36.3%
BMC Software, Inc. (a)	52,200	2,418,426
Check Point Software Technologies Ltd. (a)	215,700	10,135,743
Citrix Systems, Inc. (a)	75,800	5,469,728
Electronic Arts, Inc. (a)	51,800	916,860
Microsoft Corp.	88,300	2,526,263
Nuance Communications, Inc. (a)	649,600	13,108,928
PTC, Inc. (a)	320,794	8,177,039
QLIK Technologies, Inc. (a)	33,800	873,054
Red Hat, Inc. (a)	16,200	819,072
Salesforce.com, Inc. (a)	7,100	1,269,693
Symantec Corp. (a)	708,300	17,480,844
Synopsys, Inc. (a)	636,784	22,847,810
VMware, Inc., Class A (a)	15,300	1,206,864
Total		87,250,324
TOTAL INFORMATION TECHNOLOGY		226,749,689
Total Common Stocks (Cost: $201,751,433)		$229,306,994

	Shares	Value

Money Market Funds 6.0%
Columbia Short-Term Cash Fund, 0.132% (b)(c)(d)	14,431,730	$14,431,730
Total Money Market Funds (Cost: $14,431,730)		$14,431,730
Total Investments (Cost: $216,183,163) (e)		$243,738,724(f)
Other Assets & Liabilities, Net		(3,468,976)
Net Assets		$240,269,748

Investments in Derivatives
Open Options Contracts Written at March 31, 2013

Issuer	Puts/Calls	Number of Contracts	Exercise Price ($)	Premium Received ($)	Expiration Date	Value ($)
NASDAQ 100 Index	Call	213	2,795.00	894,242	April 2013	956,370

Notes to Portfolio of Investments

(a)	Non-income producing.
(b)	The rate shown is the seven-day current annualized yield at March 31, 2013.
(c)

As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended March 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds from Sales ($)	Ending Cost ($)	Dividends – Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	9,126,798	28,857,894	(23,552,962)	14,431,730	4,704	14,431,730

(d)	At March 31, 2013, cash or short-term securities were designated to cover open put and/or call options written.
(e)

At March 31, 2013, the cost of securities for federal income tax purposes was approximately $216,183,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized Appreciation	$35,514,000
Unrealized Depreciation	(7,958,000)
Net Unrealized Appreciation	$27,556,000

(f)	Investments are valued using policies described in the notes to financial statements in the most recent shareholder report.

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•                   Level 1 - Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds).  Valuation adjustments are not applied to Level 1 investments.

•                   Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•                   Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2.  The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation in the most recent Annual Report dated December 31, 2012.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions.  The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value.  This data is also used to corroborate, when available, information received from approved pricing vendors and brokers.  Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at March 31, 2013:

Description	Level 1	Level 2	Level 3
	Quoted Prices in	Other Significant	Significant
	Active Markets for	Observable	Unobservable
	Identical Assets ($)	Inputs ($)	Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	1,643,796	—	—	1,643,796
Industrials	913,509	—	—	913,509
Information Technology	223,917,828	2,831,861	—	226,749,689
Total Equity Securities	226,475,133	2,831,861	—	229,306,994
Other
Money Market Funds	14,431,730	—	—	14,431,730
Total Other	14,431,730	—	—	14,431,730
Investments in Securities	240,906,863	2,831,861	—	243,738,724
Derivatives
Liabilities
Options Contracts Written	(956,370)	—	—	(956,370)
Total	239,950,493	2,831,861	—	242,782,354

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.  These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.  The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Item 2. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-Q is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Seligman Premium Technology Growth Fund, Inc.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	May 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	May 22, 2013

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	May 22, 2013